                                                                    EXHIBIT 99.1


NEWS FOR IMMEDIATE RELEASE
February 25, 2004

CONTACT:  Brian Schaefgen
          (949) 759-5900

AMBASSADORS INTERNATIONAL, INC. REPORTS FOURTH QUARTER AND FISCAL YEAR 2003 FINANCIAL RESULTS

Ambassadors International, Inc. (NASDAQ:AMIE) (the "Company"), a leading travel services group, reported a net loss of $2.2 million or $0.22 per share for the three months ended December 31, 2003, compared to net income of $1.1 million or $0.11 per share for the three months ended December 31, 2002. The Company also reported a loss from continuing operations of $1.0 million or $0.10 per share for the year ended December 31, 2003, compared to income from continuing operations of $2.8 million or $0.27 per share for the year ended December 31, 2002. The results for the three months ended December 31, 2003 include a $1.4 million non-cash charge to establish a valuation allowance against the net deferred tax assets and a $0.9 million charge to write off the unamortized balance of an intangible asset and record lease exit costs associated with the Technology Group. The results for the year ended December 31, 2003 also include a gain of $1.2 million from the final component of contingent consideration received on the sale of Scheduled Airlines Traffic Offices, Inc. in June 2001.

The following discusses the results of operations:

Total revenue for the three months ended December 31, 2003 was $2.8 million compared to $4.2 million for the three months ended December 31, 2002. Total revenue decreased due to a decrease in business volume from the Performance Group and the Services Group. The volume of business was negatively impacted by the general decline in the travel industry. This decrease was partially offset by the acquisition of Bluedot Software in the fourth quarter of 2002 which contributed to the software and technology related sales in 2003 within the Technology Group.

Cost and operating expenses for the three months ended December 31, 2003 were $5.0 million compared to $3.9 million for the three months ended December 31, 2002. The increase resulted from the inclusion of cost of software and technology related sales from the Technology Group, the amortization of intangible assets resulting from acquisitions conducted in 2002 and the recognition of an impairment charge and lease exit costs associated with the Technology Group.

Other income for the three months ended December 31, 2003 was $0.7 million compared to $0.5 million for the three months ended December 31, 2002. This increase is



                                                                               1
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attributable to income earned on our equity investments which was partially offset by a decrease in investment income due to lower yields on short-term investments.

Joe Ueberroth, President and CEO of Ambassadors International, Inc., stated, "Management is actively repositioning the Company to better meet the demands of our industry, and believes that these actions will have a positive impact in 2004. As part of this repositioning, in the fourth quarter of 2003, we began to aggressively realign and consolidate our operations. In addition, we have made a commitment to our insurance initiative through the formation of a fully-owned subsidiary called Cypress Reinsurance, Ltd.

"We remain committed to deploying capital in ways that are accretive to future earnings and beneficial to our shareholders. To this end, the Company added a Director of Corporate Development to the management team during the fourth quarter of 2003 whose sole focus is to review overall strategies and evaluate potential acquisition targets. The Company remains well-positioned with a strong balance sheet and an effective management team, and will act upon acquisitions that enhance shareholder value."

The Company's balance sheet at December 31, 2003 reflects working capital (total current assets less total current liabilities) of $99.2 million or $9.95 per common share outstanding (based on 9,970,000 common shares outstanding at December 31, 2003). Working capital includes cash and short-term investments of $105.3 million.

Ambassadors International, Inc. will host a conference call to discuss the results of operations on Thursday, February 26, 2004 at 8:30 a.m., Pacific Time. Interested parties may join the call by dialing 800-894-5910, conference ID #:
ANALYST. The conference call may also be joined via the Internet at www.Ambassadors.com/AMIE. For conference replay access, parties may dial 800-839-3742 and follow the prompts, or visit the www.Ambassadors.com/AMIE website. Post view webcast access will be available two hours following the webcast.

Ambassadors International, Inc. develops, markets and manages meetings and incentive programs for a nationwide roster of corporate clients that utilize incentive travel, merchandise award programs and corporate meeting management services. The Company provides comprehensive hotel reservation, registration, and travel services for meetings, conventions, expositions and trade shows. The Company also develops, markets and distributes event portfolio management solutions for corporations and large associations. The Company has offices in Newport Beach, CA, San Diego, CA, San Rafael, CA, Atlanta, GA and Chicago, IL.



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Forward-Looking Statements

This press release contains forward-looking statements regarding the Company's actual and expected financial performance and the reasons for the variances between quarter-to-quarter and year-to-date results. Forward looking statements, which are included per the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in the future periods to be materially different from any future results or performance suggested by the forward-looking statements in this release. Such forward-looking statements speak only as of the date of this release, and could involve risks including overall conditions in the travel services markets and general economic conditions. The Company expressly disclaims any obligation to provide public updates or revisions to any forward-looking statements found herein to reflect any changes in Company expectations or any change in events. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. For a more complete discussion of these and other factors, please refer to the Company's Form 10-K for the year ended December 31, 2002.



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
Summary financial information is as follows (in thousands, except per share amounts):

                                                         Three Months Ended
                                                             December 31,
                                                       -----------------------
                                                         2003           2002
                                                       ---------    ----------
                                                            (unaudited)
Revenue:
   Net program revenue                                 $  2,449        $  4,172
   Software and technology related sales                    379              --
                                                       --------        --------
       Total revenue                                      2,828           4,172
                                                       --------        --------
Cost and operating expenses:
   Cost of software and technology related sales            171              --
   Selling and tour promotion                             1,079           1,199
   General and administrative                             2,885           2,696
   Impairment loss and lease exit costs                     891              --
                                                       --------        --------
       Total cost and operating expenses                  5,026           3,895
                                                       --------        --------

Operating income (loss)                                  (2,198)            277

Other income                                                744             544
                                                       --------        --------

Income (loss) before income taxes                        (1,454)            821
Provision (benefit) for income taxes                        706            (237)
                                                       --------        --------
Net income (loss)                                      $ (2,160)       $  1,058
                                                       ========        ========
Earnings (loss) per share:
   Basic                                               $  (0.22)       $   0.11
   Diluted                                             $  (0.22)       $   0.11

Weighted average shares outstanding:
   Basic                                                  9,963           9,858
   Diluted                                                9,963          10,030



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

                                                              Year Ended
                                                              December 31,
                                                        ------------------------
                                                          2003            2002
                                                        --------        --------
Revenue:
   Net program revenue                                  $ 12,187        $ 14,695
   Software and technology related sales                   1,492              --
                                                        --------        --------
       Total revenue                                      13,679          14,695
                                                        --------        --------

Cost and operating expenses:
   Cost of software and technology related sales           1,050              --
   Selling and tour promotion                              4,412           4,014
   General and administrative                             11,233          10,343
   Impairment loss and lease exit costs                      891              --
                                                        --------        --------
       Total cost and operating expenses                  17,586          14,357
                                                        --------        --------

Operating income (loss)                                   (3,907)            338

Other income                                               3,843           2,539
                                                        --------        --------

Income (loss) from continuing operations
   before income taxes                                       (64)          2,877
Provision for income taxes                                   953             114
                                                        --------        --------
Income (loss) from continuing operations                  (1,017)          2,763
                                                        --------        --------
Loss from discontinued operations, net of
   income tax benefit of $703 in 2002                         --          (1,197)
                                                        --------        --------
Net income (loss)                                       $ (1,017)       $  1,566
                                                        ========        ========

Earnings (loss) per share -- basic:
   Continuing operations                                $  (0.10)       $   0.28
   Discontinued operations                                    --           (0.12)
                                                        --------        --------
   Net income (loss)                                    $  (0.10)       $   0.16
                                                        ========        ========

   Weighted average shares outstanding -- basic            9,912           9,854
                                                        ========        ========

Earnings (loss) per share -- diluted:
   Continuing operations                                $  (0.10)       $   0.27
   Discontinued operations                                    --           (0.12)
                                                        --------        --------
   Net income (loss)                                    $  (0.10)       $   0.15
                                                        ========        ========

   Weighted average shares outstanding -- diluted          9,912          10,162
                                                        ========        ========



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
Summary of business segment information is as follows (in thousands):

                                  Three Months Ended                  Year Ended
                                      December 31,                    December 31,
                               ------------------------        ------------------------
                                  2003           2002            2003            2002
                               --------        --------        --------        --------
                                      (unaudited)
Revenues:
   Performance Group           $  1,442        $  2,515        $  7,609        $  9,224
   Services Group                 1,007           1,657           4,578           5,471
   Technology Group                 379              --           1,492              --
   Corporate and Other               --              --              --              --
                               --------        --------        --------        --------
      Total                    $  2,828        $  4,172        $ 13,679        $ 14,695
                               ========        ========        ========        ========

Operating income (loss):
   Performance Group           $   (353)       $    475        $     86        $  1,545
   Services Group                   (57)            297             289             496
   Technology Group              (1,201)            (88)         (2,348)            (88)
   Corporate and Other             (587)           (407)         (1,934)         (1,615)
                               --------        --------        --------        --------
      Total                    $ (2,198)       $    277        $ (3,907)       $    338
                               ========        ========        ========        ========




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
Summary balance sheet information is as follows (in thousands):

                                                       December 31,  December 31,
                                                          2003           2002
                                                       -----------   -----------
ASSETS
Current assets:
   Cash and short-term investments                      $105,294       $106,732
   Accounts receivable                                     2,132          2,550
   Deferred income taxes                                     477            965
   Prepaid program cost and other current assets           3,202          2,472
                                                        --------       --------
       Total current assets                              111,105        112,719

Property and equipment, net                                1,010          1,507
Goodwill                                                   6,817          6,817
Other intangibles, net                                     2,194          2,361
Other assets                                               3,924          4,755
                                                        --------       --------
       Total assets                                     $125,050       $128,159
                                                        ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable, accrued expenses and other         $  3,811       $  7,381
   Participant deposits                                    8,100          5,681
                                                        --------       --------
       Total current liabilities                          11,911         13,062

Non-current participant deposits                             270             81
Other liabilities                                            179             --
                                                        --------       --------
       Total liabilities                                  12,360         13,143

Stockholders' equity                                     112,690        115,016
                                                        --------       --------
       Total liabilities and stockholders' equity       $125,050       $128,159
                                                        ========       ========




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